Exhibit 10.3
EXECUTION COPY
PLEDGE AMENDMENT
     This Pledge Amendment, dated September 30, 2008, is delivered pursuant to Section 5(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of December 29, 2006, between the undersigned and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as agent (the “Pledge Agreement”; capitalized terms defined therein being used herein as therein defined) and that the shares listed on Schedule I to this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.
Dated: September 30, 2008

NEENAH FOUNDRY COMPANY
By:	/s/ Jeffrey S. Jenkins
	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President - Finance and Interim Chief Financial Officer

Pledge Amendment

SCHEDULE I
TO PLEDGE AMENDMENT
Pledgor: Neenah Foundry Company

		Stock
Issuer of	Type and Class	Certificate		Number of
Pledged Stock	of Stock	Numbers	Par Value	Shares	Percentage
Morgan’s Welding, Inc.	Common	2	—	100	100%

1